UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)				April 24, 2020	(April 21, 2020)

	Harsco Corporation
(Exact name of registrant as specified in its charter)

Delaware			001-03970	23-1483991
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road,	Camp Hill,	Pennsylvania		17011
(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code			(717)	763-7064

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $1.25 per share	HSC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 21, 2020, Harsco Corporation (the “Company”) held its Annual Meeting of Stockholders. At the Annual Meeting of Stockholders, the Company’s stockholders elected all eight of the Board of Director nominees to serve as Directors until the 2021 Annual Meeting of Stockholders and ratified the appointment of PricewaterhouseCoopers LLP as independent auditors for the year ending December 31, 2020. The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers and approved an Amendment No. 2 to the 2013 Equity and Incentive Compensation Plan of the Company.

As of the record date, there were 78,779,909 Common Shares outstanding and entitled to vote on each matter presented for vote at the Annual Meeting. At the Annual Meeting, 72,171,442.88 shares, or approximately 91.61% of the outstanding Common Shares entitled to vote, were represented in person or by proxy. Those shares were voted as follows:

1.	The following individuals were nominated in 2020 to serve as Directors until the 2021 Annual Meeting of Stockholders. All nominees were elected. The results of the vote were as follows:

Name	Votes For	Votes Against	Abstained	Broker Non-Votes

J.F. Earl	65,689,307	1,271,114	173,486	5,037,536
K.G. Eddy	65,536,514	1,441,839	155,553	5,037,536
D.C. Everitt	64,935,869	2,026,359	171,678	5,037,536
F.N. Grasberger	64,242,054	2,735,035	156,818	5,037,536
C.I. Haznedar	66,440,902	537,743	155,262	5,037,536
M. Longhi	65,931,471	1,030,549	171,886	5,037,536
E.M. Purvis	65,933,533	1,029,101	171,272	5,037,536
P.C. Widman	65,890,254	1,071,887	171,765	5,037,536

2.
The appointment of PricewaterhouseCoopers LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2020, was ratified. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
70,032,050	1,989,710	149,683

3.	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,064,633	1,848,158	221,116	5,037,536

4.	The Company’s stockholders approved, an Amendment No. 2 to the 2013 Equity and Incentive Compensation Plan of the Company. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
63,280,167	3,590,850	262,890	5,037,536

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated April 21, 2020.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harsco Corporation
Date: April 24, 2020	/s/ Russell C. Hochman
Name: Russell C. Hochman
Title: Senior Vice President and General Counsel, Chief Compliance Officer & Corporate Secretary